                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 1998

                                 Honeywell Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       1-971                      41-0415010
----------------             ----------------           --------------------
(State or other                (Commission                 (IRS Employer
 jurisdiction of               File Number)              Identification No.)
 incorporation)

                                Honeywell Plaza
                          Minneapolis, Minnesota 55408
                    ---------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (612) 951-1000

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

     As previously reported in its Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission, Honeywell Inc. is a party to material litigation involving Litton Systems, Inc.

     In the first antitrust trial, a jury found Honeywell guilty of illegal monopolization and awarded Litton damages in the amount of $234 million. Honeywell appealed the jury's verdict and requested judgment in its favor as a matter of law or, in the alternative, a new trial. The court generally denied Honeywell's motions, but concluded that Litton's damage study was seriously flawed and granted Honeywell a retrial on the issue of damages only.

     The retrial on damages only, began October 29, 1998 before the same judge who presided over the first antitrust case, but a different jury. On December 9, 1998, the jury returned a $250 million verdict against Honeywell. If the $250 million jury verdict withstands post-verdict motions, in whole or in part, any dollar judgment will be trebled under federal antitrust laws and attorney fees added.

     Honeywell continues to maintain that it competed vigorously and lawfully in the inertial navigation business and will continue to defend itself against Litton's allegations of illegal monopolization as appropriate. Honeywell also does not believe that there is any factual or legal basis for the magnitude of the second jury's damages award, and believes that it should be overturned. Honeywell intends to file post-verdict motions to be considered by the trial court and if necessary to challenge any underlying liability and damages verdicts by filing an appeal with the Court of Appeals for the Ninth Circuit. The case will conclude only when the trial and appellate courts resolve the many critical factual and legal issues remaining in dispute; a process which may take several years to complete.

     Honeywell issued a press release announcing this event on December 9, 1998, a copy of which is attached hereto as an exhibit.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.    EXHIBIT
----------     -------
 20(i)         Press Release dated December 9, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HONEYWELL INC.

                                             By: /s/ Edward D. Grayson
                                                 ---------------------
                                                 Edward D. Grayson
                                                 Vice President and
                                                 General Counsel

Date:     December 17, 1998

                              INDEX TO EXHIBITS


EXHIBIT NO.    EXHIBIT
----------     -------
 20(i)         Press Release dated December 9, 1998.